FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 6, 1999




                        Realty Parking Properties II L.P.
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        000-20147                  52-1710286
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)


  225 East Redwood Street, Baltimore, Maryland                       21202
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)


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                        REALTY PARKING PROPERTIES II L.P.



                                      Index


                                                                 Page(s)




Item 1   Changes in Control of Registrant                                               Inapplicable

Item 2   Acquisition or Disposition of Assets                                                 1

Item 3   Bankruptcy or Receivership                                                     Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                                  Inapplicable

Item 5   Other Events                                                                   Inapplicable

Item 6   Resignations of Registrant's Directors                                         Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                                   1
                  Pro Forma Balance Sheet as of March 31, 1997                                2
                  Pro Forma Statement of Operations for the year
                           ending December 31, 1996                                           3
                  Pro Forma Statement of Operations for the three months
                           ended March 31, 1997                                               4
                  Notes to Pro Forma Financial Statements                                     5

Item 8   Change in Fiscal Year                                                          Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                            Inapplicable

Signatures                                                                                     6

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                        REALTY PARKING PROPERTIES II L.P.




Item 2.  Acquisition or Disposition of Assets

        On July 6, 1999, the Fund sold its 106,250 square foot parcel of land in Denver, Colorado for $5,199,200 in cash. The Fund's investment in the property was $2,930,358, net of accumulated depreciation of $10,092. The capital gain from the sale totalled $2,010,550, net of expenses of $258,292.

     Sale  proceeds  of  $4,932,167  (less  a  reserve  for  nonresident   state
withholding taxes of $345,252) will be distributed to holders of assignee and limited partnership units in accordance with the Partnership Agreement.



UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma Balance Sheet assumes the sale of the Denver, Colorado property on March 31, 1999. The unaudited pro forma Statements of Operations assume the sale of the property on January 1, 1998, and January 1, 1999, as discussed in Note 1 to the pro forma financial statements, herein.

     This information should be read in conjunction with the Fund's Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the period ended March 31, 1999.

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                        REALTY PARKING PROPERTIES II L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                  March 31,
                                                    1999        Pro Forma          Pro Forma
                                                 Historical    Adjustments          Results

Assets
  Investment in real estate. net               $ 26,574,389  $  (2,930,358)(1)  $ 23,644,031
  Cash and cash equivalents                         648,689                          648,689
  Accounts receivable                               322,014                          322,014
  Financing costs, net                                1,503                            1,503

                                               $ 27,546,595  $  (2,930,358)     $ 24,616,237


Liabilities and Partners' Capital
    Accounts payable and prepaid rent          $     34,574                     $     34,574
    Due to affiliates                                74,496                           74,496
    Real estate taxes payable                       305,850                          305,850
    Note payable                                  2,561,000                        2,561,000
                                                  2,975,920                        2,975,920


  Partners' Capital
    General Partner                                 (63,727)       (29,304)(1)       (93,031)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding              24,634,302     (2,901,054)(1)    21,733,248
    Subordinated Limited Partner                        100                              100
                                                 24,570,675     (2,930,358)       21,640,317

                                               $ 27,546,595  $  (2,930,358)     $ 24,616,237

                                       2
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                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                       Three Mos.
                                                        March 31,
                                                          1999        Pro Forma            Pro Forma
                                                       Historical    Adjustments            Results

Revenues
  Parking lot rental                                 $    476,872  $     (47,334) (2)    $   429,538
  Interest income                                           4,691                              4,691
                                                          481,563        (47,334)            434,229

Expenses
  Administrative, including amounts to related party       24,327                             24,327
  Professional fees                                         6,000                              6,000
  Management fees to related party                         52,008        (11,297) (2)         40,711
  Interest                                                 50,576                             50,576
  Depreciation                                             43,083           (783) (2)         42,300
  Amortization                                              1,500                              1,500
                                                          177,494        (12,080)            165,414

Net earnings                                         $    304,069  $     (35,254) (3)    $   268,815


Net earnings per unit of assignee and
  limited partnership interests-basic                $       0.22  $       (0.03)(3&4)   $      0.19


Cash distribution per unit of assignee and
  limited partnership interests                      $       0.27  $       (0.03)(3&4)   $      0.24

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                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                       Twelve Mos.
                                                         Dec. 31,
                                                           1998        Pro Forma            Pro Forma
                                                        Historical    Adjustments            Results

Revenues
  Parking lot rental                                 $   2,303,706  $    (216,184) (2)    $ 2,087,522
  Interest income                                           26,396                             26,396
                                                         2,330,102       (216,184)          2,113,918

Expenses
  Administrative, including amounts to related party        85,880                             85,880
  Professional fees                                         58,756                             58,756
  Management fees to related party                         207,996        (45,188) (2)        162,808
  Interest                                                 245,770                            245,770
  Depreciation                                             172,332         (3,133) (2)        169,199
  Amortization                                               6,000                              6,000
                                                           776,734        (48,321)            728,413

Net earnings                                         $   1,553,368  $    (167,863) (3)    $ 1,385,505


Net earnings per unit of assignee and
  limited partnership interests-basic                $        1.10  $       (0.12)(3&4)   $      0.98


Cash distributions per unit of assignee and
  limited partnership interests                      $        1.03  $       (0.12)(3&4)   $      0.91

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                        REALTY PARKING PROPERTIES II L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited


Note 1
        On July 6, 1999, the Fund sold its 106,250 square foot parcel of land in Denver, Colorado for $5,199,200. The Fund's investment in the property was $2,930,358, net of accumulated depreciation of $10,092. Investment in real estate and partners' capital have been adjusted to reflect the sale of the property as of March 31, 1999 and the related distribution of net sales proceeds in accordance with the Partnership Agreement.


Note 2
     Parking lot rental income, management fees and depreciation expense have been adjusted to reflect reductions in these items as if the property was sold at the beginning of each period. The net gain realized on the sale of the property of $2,010,550 is not included in the proforma statements of operations.


Note 3
     There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.


Note 4
     Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations for the twelve months ended December 31, 1998, and the three months ended March 31, 1999, are based upon 1,392,800 units outstanding. The cash distributions were derived by net earnings during the respective periods of operations.

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                        REALTY PARKING PROPERTIES II L.P.





                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REALTY PARKING PROPERTIES II  L.P.





DATE:       7/20/99                   By:    /s/   Peter E. Bancroft
                                        Peter E. Bancroft
                                        Vice President
                                        Realty Parking Company II, Inc.
                                        General Partner





DATE:       7/20/99                   By:    /s/   Timothy M. Gisriel
                                        Timothy M. Gisriel
                                        Treasurer
                                        Realty Parking Company II, Inc.
                                        General Partner

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